UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2014

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Vanell, Corp.

(Exact name of registrant as specified in its charter)

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Nevada	333-186282	33-1225521
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2929 East Commercial Blvd., Suite Ph-D, Ft Lauderdale, Florida 33308

(Address of Principal Executive Office) (Zip Code)

954-440-4678

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant.

On January 23, 2014, Vanell, Corp, Inc. dismissed Ronald R. Chadwick, P.C. as our independent registered public accounting firm and engaged Cutler & Co, as our independent registered public accounting firm for the year ended December 31, 2013. Ronald R. Chadwick, P.C. audited our financial statements from inception (September 7, 2012) to September 30, 2013 which included filing its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. The dismissal of Ronald R. Chadwick, P.C. was approved by our Board of Directors on January 23, 2014. Ronald R. Chadwick did not resign or decline to stand for re-election, as his firm has ceased to continue practice as an independent registered public accounting firm. The new management of Vanell, Corp, who took office on January 23, 2014, was not aware of this fact until after they took office, and immediately appointed their successor.

The report of Ronald R. Chadwick, P.C. dated October 15, 2013 on our balance sheets as of September 30, 2013, and the related statements of operations, changes in shareholders’ equity, and cash flows from inception (September 7, 2012) to the period ended September 31, 2013 and for the period from January 30, 2013 to September 31, 2013 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles, other than such report was qualified as to our ability to continue as going concern.

Since inception and the subsequent interim period preceding our decision to dismiss Ronald R. Chadwick, P.C. we had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of Ronald R. Chadwick, P.C. would have caused it to make reference to the subject matter of the disagreement in connection with its report.

Since inception and the subsequent interim period prior to retaining Cutler & Co neither we nor anyone on our behalf consulted Cutler & Co regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

We provided Ronald R. Chadwick, P.C. with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter of Ronald R. Chadwick, P.C., dated April 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Vanell, Corp.

Dated: April 24, 2014	By:	/s/ Timothy S. Hart
Timothy S. Hart Chief Financial Officer, Director

Dated: April 24, 2014	By:	/s/ Neil Swartz
Neil Swartz Chief Executive Officer, Director